Park Sterling Corporation
2015Q1 Earnings Conference Call

(NASDAQ: PSTB)

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April 23, 2015

Forward Looking Statements and Non-GAAP Measures

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This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: increases in expected costs or decreases in expected savings or difficulties related to merger integration matters; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to new branches or other hiring initiatives; inability to generate future organic growth in loan balances, retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, opening of *de novo* branches or otherwise; inability to capitalize on identified revenue enhancements or expense management opportunities; variability in the performance of covered loans and associated loss-share related expenses; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying noninterest expense levels; failure of assumptions underlying the establishment of allowances for loan losses; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolio; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the impacts on Park Sterling of a potential increasing rate environment; the potential impacts of any government shutdown or debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements of Park Sterling, other uses of capital, the company's financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the above uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

First Quarter Highlights

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Strong Financial Performance and Advancement of Growth Initiatives [1]

- Reported strong operating results
  - Net income increased $327,000 (9%) to $3.8 million, or $0.09 per share
  - Organic loan growth (excluding LHFS) of $34.2 million, or 9% annualized growth rate
  - Core deposit growth of $39.4 million, or 10% annualized growth rate
  - Record income from capital markets activities of $398,000
  - Record discretionary assets under management of $406.5 million
  - Strong mortgage originations of $57.4 million
  - Nonperforming assets to total assets decreased 6 basis points to 0.83%
  - Reported net recoveries of $148,000, or 0.04% of average loans (annualized)
  - Tangible common equity to tangible assets* increased 2 basis point to 10.15%
  - Tangible book value per share* increased $0.09 to $5.44
  - Declared cash dividend on common shares of $0.03 per share (April 2015)

- Focused on enhanced operating efficiency
  - Rolled out new foreign exchange capability
  - Identified improved pricing opportunities for select service charges
  - Received regulatory approval for second *de novo* branch in Greater Richmond
  - Announced closure of branches in Prosperity, SC and Anderson, SC
  - Rationalized staffing levels for investment in higher return opportunities
  - Engaged consulting firm to complete comprehensive performance benchmarking study

- Focused on driving long-term shareholder value
  - Leverage recent investments in organic growth opportunities
  - Leverage capital by growing earning assets
  - Return capital through regular cash dividends and periodic stock repurchases
  - Remain active in disciplined M&A discussions

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Financial comparisons to December 31, 2014 and the three months then ended.

Earnings Profile

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Three Month Results

	2014Q1	2014Q2	2014Q3	2014Q4	2015Q1
Net Income					
Total interest income	$ 19,206	$ 21,157	$ 22,586	$ 22,348	$ 22,185
Total interest expense	1,931	2,078	1,854	1,792	1,759
Net interest income	17,275	19,079	20,732	20,556	20,426
Provision for loan losses	(17)	(365)	(484)	(420)	180
Net interest income after provision	17,292	19,444	21,216	20,976	20,246
Noninterest income	3,486	3,978	3,138	3,351	4,501
Noninterest expense	15,743	18,236	20,648	19,307	19,139
Pretax income	5,035	5,186	3,706	5,020	5,608
Income tax expense	1,480	1,760	1,254	1,564	1,825
Net income	$ 3,555	$ 3,426	$ 2,452	$ 3,456	$ 3,783
Net income per share	$ 0.08	$ 0.08	$ 0.06	$ 0.08	$ 0.09
Weighted average dilutive shares	*44,264,178*	*44,213,802*	*44,233,532*	*44,323,628*	*44,326,833*
Adjusted Net Income*					
Reported pretax income	$ 5,035	$ 5,186	$ 3,706	$ 5,020	$ 5,608
Plus: merger-related expenses	81	594	2,229	712	122
Less: (gain) loss on sale of securities	(276)	33	63	-	-
Adjusted pretax income	4,840	5,813	5,998	5,732	5,730
Income tax expense	1,414	1,972	2,030	1,786	1,867
Adjusted net income	$ 3,426	$ 3,841	$ 3,968	$ 3,946	$ 3,863
Adjusted net income per share	$ 0.08	$ 0.09	$ 0.09	$ 0.09	$ 0.09

- Net income of $3.8 million, or $0.09 per share, in 2015Q1 compared to $3.5 million, or $0.08 per share, in 2014Q4
- Adjusted net income* (excludes merger-related expenses and gain or loss on sale of securities) of $3.9 million, or $0.09 per share in 2015Q1 compared to $3.9 million, or $0.09 per share, in 2014Q4
  - Net interest income declined slightly as fewer days in the quarter offset income from early redemption of investment securities (see page 5)
  - Provision expense of $180,000 driven primarily by organic loan growth
  - Noninterest income increased significantly due to strong results from capital markets, lower amortization of FDIC indemnification assets and a BOLI death benefit (see pages 6 and 7)
  - Noninterest expense decreased slightly as reductions in both core and merger-related expenses more than offset unusual items related to severance costs, write-downs related to announced branch closures and operational charge-offs (see page 8)

*(Unaudited; 2014Q4 derived from audited financial statements; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Net Interest Income

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Three Month Results

	2014Q1	2014Q2	2014Q3	2014Q4	2015Q1
Average Balance					
Loans, including LHFS	$ 1,305,157	$ 1,397,158	$ 1,515,671	$ 1,561,246	$ 1,602,486
Marketable securities	399,208	428,996	488,596	488,086	492,582
Other earning assets	59,802	112,305	62,639	57,742	60,930
Total earning assets	1,764,167	1,938,459	2,066,906	2,107,074	2,155,998
Interest-bearing deposits	1,357,606	1,492,529	1,536,173	1,538,944	1,527,111
Borrowed funds	78,571	87,556	146,401	172,953	227,775
Total interest-bearing liabilities	1,436,177	1,580,085	1,682,574	1,711,897	1,754,886
Interest Income (Expense) (non-tax equivalent basis)					
Loans, including fees	$ 16,926	$ 18,734	$ 19,725	$ 19,482	$ 19,111
Marketable securities	2,193	2,285	2,735	2,736	2,929
Other earning assets	87	138	126	130	145
Total interest income	19,206	21,157	22,586	22,348	22,185
Interest expense - deposits	(1,378)	(1,443)	(1,341)	(1,263)	(1,227)
Interest expense - borrowed funds	(553)	(635)	(513)	(529)	(532)
Total interest expense	(1,931)	(2,078)	(1,854)	(1,792)	(1,759)
Net interest income	$ 17,275	$ 19,079	$ 20,732	$ 20,556	$ 20,426
Average Yield and Rate (non-tax equivalent basis)					
Loans, including fees	5.26%	5.38%	5.16%	4.95%	4.84%
Marketable securities	2.23%	2.14%	2.22%	2.22%	2.41%
Other earning assets	0.59%	0.49%	0.80%	0.89%	0.97%
Total earning assets	4.42%	4.38%	4.34%	4.21%	4.17%
Interest-bearing deposits	-0.41%	-0.39%	-0.35%	-0.33%	-0.33%
Borrowed funds	-2.85%	-2.91%	-1.39%	-1.21%	-0.95%
Total interest-bearing liabilities	-0.55%	-0.53%	-0.44%	-0.42%	-0.41%
Net interest spread	3.87%	3.85%	3.90%	3.79%	3.77%
Net interest margin	3.97%	3.95%	3.98%	3.87%	3.84%
Adjusted net interest margin*	3.97%	3.93%	3.95%	3.85%	3.78%

- Net interest income decreased $130,000 (1%) in 2015Q1 to $20.4 million, as fewer days in the quarter offset income from early redemption of investment securities
- Average earning assets increased $48.9 million (2%) to $2.16 billion driven by organic growth
  - Average loans, including LHFS, increased $41.2 million (3%, or 11% annualized) to $1.60 billion
- Net interest margin decreased 3 basis points in 2015Q1 to 3.84%
  - Loan yields decreased 11 basis point to 4.84%, driven by continued competitive pricing pressure
  - Marketable securities yields increased 19 basis points to 2.41%, driven by $267,000 in income from early redemption of investment securities
- Adjusted net interest margin* decreased 7 basis points in 2015Q1 to 3.78%
  - Excludes accelerated accretion of $79,000 in 2015Q1 and $134,000 in 2014Q4, as well as income from early redemption of investment securities

(Unaudited; $ in thousands. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Noninterest Income

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Three Month Results

	2014Q1	2014Q2	2014Q3	2014Q4	2015Q1
Noninterest Income					
Service charges on deposit accts	$ 633	$ 1,001	$ 1,137	$ 1,109	$ 1,019
Mortgage banking income	244	653	822	922	951
Income from wealth mgmt activities	775	773	783	869	862
ATM and card income, net	548	726	631	727	694
Income from bank-owned life insurance (BOLI)	1,120	525	552	491	768
Income from capital markets activities	97	35	364	149	398
Gain (loss) on sale of securities	276	(33)	(63)	-	-
Amortization of indemnification asset	(482)	(738)	(1,345)	(1,224)	(394)
Other noninterest income	275	1,036	257	308	203
Total noninterest income	$ 3,486	$ 3,978	$ 3,138	$ 3,351	$ 4,501
Adjusted Noninterest Income*					
Total noninterest income	$ 3,486	$ 3,978	$ 3,138	$ 3,351	$ 4,501
Less: gain (loss) on sale of securities	(276)	33	63	-	-
Adjusted noninterest income	$ 3,210	$ 4,011	$ 3,201	$ 3,351	$ 4,501
Memo Items					
Discretionary assets held	$ 348,836	$ 389,752	$ 393,860	$ 405,772	$ 406,541
Non-discretionary assets held	99,413	49,711	48,419	36,671	36,874
Total wealth management assets	$ 448,249	$ 439,463	$ 442,279	$ 442,443	$ 443,415
Mortgage origination - purchase	$ 5,636	$ 21,354	$ 19,802	$ 21,759	$ 15,497
Mortgage origination - refinance	6,539	12,644	13,169	18,179	21,593
Mortgage origination - construction	11,882	21,405	21,029	18,419	20,281
Total mortgage origination	$ 24,057	$ 55,403	$ 54,000	$ 58,357	$ 57,371

Note: As previously disclosed, in 2013Q3 the company decided to exit the institutional custody portion of our wealth management business. This decision led to the 63% decrease in non-discretionary assets held to $36.9 million in 2015Q1 from $99.4 million in 2014Q1. Resources previously focused on the institutional custody business have been redirected to the company's core asset management business. Management believes the resulting improvements to the company's risk-return profile will enhance long-term shareholder value.

- Noninterest income increased $1.2 million (34%) in 2015Q1 to $4.5 million
- Driving factors include
  - $830,000 (68%) decrease in amortization of indemnification asset, resulting in part from conclusion of the Bank of Hiawassee commercial loss share agreement
  - $277,000 (56%) increase in income from BOLI, resulting from a $272,000 nontaxable death benefit
  - $249,000 (167%) increase in income from capital markets activities, resulting from interest rate and foreign exchange hedging activities
  - $29,000 (3%) increase in mortgage banking income

(Unaudited; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Underlying Noninterest Income Trends

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Three Month Results

	2014Q1	2014Q2	2014Q3	2014Q4	2015Q1
Noninterest Income Trends					
Total noninterest income	$ 3,486	$ 3,978	$ 3,138	$ 3,351	$ 4,501
Less: gain (loss) on sale of securities	(276)	33	63	-	-
Adjusted noninterest income*	3,210	4,011	3,201	3,351	4,501
Less: FDIC loss share related expenses[1]	482	738	1,345	1,224	394
Less: bank-owned life insurance death benefit	(651)	-	-	-	(272)
Less: gain on sale of MasterCard shares	-	(936)	-	-	-
Underlying noninterest income*	$ 3,041	$ 3,813	$ 4,546	$ 4,575	$ 4,623
Indemnification Asset					
Bank of Hiawassee	$ 6,478	$ 4,872	$ 3,406	$ 2,985	$ 1,462
New Horizons Bank	2,731	2,121	1,672	979	871
Total indemnification asset[2]	$ 9,209	$ 6,993	$ 5,078	$ 3,964	$ 2,333

1 - Amortization of indemnification assets and expense of true-up liabilities related to Bank of Hiawassee and New Horizons Bank loss share agreements.

2 - Includes FDIC indemnification asset and short-term receivable.

Park Sterling assumed two loss share agreements in conjunction with its acquisition of Citizens South Banking Corporation in October 2012, as follows:

- Bank of Hiawassee ($1.5 million in loss-share related assets at 2015Q1; 63% of total)
  - Commercial loss share agreement expired March 31, 2015
  - Residential loss share agreement expires in March 2020
- New Horizons Bank ($871,000 in loss-share related assets at 2015Q1; 37% of total)
  - Commercial loss share agreement expires in April 2016
  - Residential loss share agreement expires in April 2021
- Covered loan breakdown at 2015Q1
  - Total covered commercial loans $23.9 million (63% of total)
  - Total covered consumer loans $14.2 million (37% of total)

- Adjusted noninterest income* has included several infrequent items in recent quarters, as noted in previous earnings materials
  - 2014Q1: $651,000 (non-taxable) death benefit in BOLI income
  - 2014Q2: $936,000 (taxable) gain from selling Class A MasterCard shares
  - 2015Q1: $272,000 (non-taxable) death benefit in BOLI income
- In addition, loss share expenses have reflected better loan performance than originally modeled (as well as increased certainty with approaching expiration of the related commercial agreements)
  - Requires amortization of the related indemnification assets and increased true-up liability expense
- Underlying noninterest income* increased $48,000 (1%) to $4.62 million in 2015Q1 compared to $4.58 million in 2014Q4
  - Benefitting from diversified business model and resulting revenue mix

(Unaudited; 2014Q4 derived from audited financial statements; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Noninterest Expenses

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Three Month Results

	2014Q1	2014Q2	2014Q3	2014Q4	2015Q1
Noninterest Expenses					
Salaries and employee benefits	$ 9,228	$ 9,684	$ 10,240	$ 10,386	$ 10,431
Occupancy and equipment	2,005	2,249	3,527	2,627	2,555
Data processing and service fees	1,346	1,544	1,907	1,652	1,648
Legal and professional fees	661	1,122	887	816	798
Deposit charges and FDIC insurance	240	368	441	442	392
Loss on disposal of fixed assets	1	80	317	2	237
Communication fees	436	538	480	519	578
Postage and supplies	175	170	176	146	149
Loan and collection expense	288	304	298	461	154
Core deposit intangible amortization	257	317	347	348	347
Advertising and promotion	233	223	564	474	374
Net cost of operation of OREO	53	206	343	215	35
Other noninterest expense	820	1,431	1,121	1,219	1,441
Total noninterest expenses	$ 15,743	$ 18,236	$ 20,648	$ 19,307	$ 19,139
Memo Items					
Total noninterest expenses	$ 15,743	$ 18,236	$ 20,648	$ 19,307	$ 19,139
Merger-related expense	81	594	2,229	712	122
Adjusted noninterest expenses*	$ 15,662	$ 17,642	$ 18,419	$ 18,595	$ 19,017
Severance expense	$ -	$ -	$ -	$ -	$ 225
Branch closure writedown	-	-	-	-	233
Bankcard operational charge-off	-	-	-	-	385
FTE headcount (#)	470	541	528	534	503

- Noninterest expenses decreased $168,000 (1%) in 2015Q1 to $19.1 million
  - Aided by $590,000 (83%) decrease in merger-related expenses to $122,000
- Adjusted noninterest expenses* (excludes merger-related expenses) increased $422,000 (2%) in 2015Q1 to $19.0 million
  - Driven in large part by three unusual items totaling $843,000
    - Salaries and employee benefits includes $225,000 in severance related to staff rationalization efforts across various business units, as well as the announced branch closures
    - Loss on disposal of fixed assets includes $233,000 in write-downs related to the announced branch closures
    - Other noninterest expense includes $385,000 in operational charge-offs related to bankcard activities

(Unaudited; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Peer Group Comparisons – Earnings Profile

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Adjusted Return on Average Assets (%) (annualized)*


1.20
1.00
0.80
0.60
0.40
0.20
-
0.70
0.71
0.68
0.67
0.66
0.73
0.63
0.42
0.59
0.64
0.88 0.82 0.68
1.00 0.88 0.62
1.05 0.90 0.64
0.98 0.91 0.73
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Return on Average Equity (%) (annualized)*


12.00
10.00
8.00
6.00
4.00
2.00
-
5.23
5.79
5.79
5.72
5.63
5.43
5.16
3.58
5.01
5.52
8.39 7.76 6.10
9.18 7.53 6.62
9.70 8.06 6.09
9.10 7.40 6.53
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Net Interest Margin (%) (annualized)*


5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
3.97
3.95
3.98
3.87
3.84
3.97
3.93
3.95
3.85
3.78
4.49 4.04 3.51
4.48 4.07 3.68
4.54 4.08 3.59
4.49 3.95 3.57
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
75th %
50th %
25th %
PSTB (adj)
PSTB

Cost of Interest Bearing Liabilities (%) (annualized)


0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
-
0.55
0.53
0.44
0.42
0.41
0.69 0.54 0.42
0.64 0.53 0.40
0.73 0.51 0.41
0.67 0.51 0.43
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
75th %
50th %
25th %
PSTB

Source: SNL and company data
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Balance Sheet Trends

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Period-End Balance Sheet Composition

	2014Q1	2014Q2	2014Q3	2014Q4	2015Q1
Cash and equivalents	$ 104,846	$ 69,020	$ 58,853	$ 51,390	$ 63,123
Total securities (including non-marketable)	396,760	474,740	494,456	502,956	503,027
Loans held for sale	2,063	6,388	4,763	11,602	9,987
Loans	1,302,826	1,474,898	1,553,392	1,580,693	1,614,852
Allowance for loan losses	(9,076)	(9,178)	(9,458)	(8,262)	(8,590)
Premises and equipment, net	55,893	59,362	59,334	59,247	58,796
FDIC loss share receivable	9,209	6,993	5,078	3,964	2,333
OREO	15,526	16,008	13,273	11,990	10,283
Bank-owned life insurance	47,840	56,831	57,293	57,712	57,494
Deferred tax asset	34,183	37,575	37,487	35,623	33,241
Goodwill and intangibles	34,792	40,894	40,547	40,200	39,852
Other assets	10,382	12,023	11,279	12,115	13,466
Total assets	$2,005,244	$2,245,554	$2,326,297	$2,359,230	$2,397,864
Total deposits	1,637,461	1,862,707	1,864,608	1,851,354	1,884,137
Total borrowings	79,458	86,819	163,413	203,583	203,752
Other liabilities	22,359	26,481	27,105	29,188	30,857
Total liabilities	1,739,278	1,976,007	2,055,126	2,084,125	2,118,746
Shareholders' equity	265,966	269,547	271,171	275,105	279,118
Total liabilities and shareholders' equity	$2,005,244	$2,245,554	$2,326,297	$2,359,230	$2,397,864
Memo Items					
Covered loans	$ 65,173	$ 55,532	$ 49,834	$ 42,339	$ 38,092
Covered loans to total loans (%)	5.0%	3.8%	3.2%	2.7%	2.4%
Covered OREO	$ 6,652	$ 5,234	$ 4,703	$ 3,011	$ 1,713
Covered OREO to total OREO (%)	42.8%	32.7%	35.4%	25.1%	16.7%
Tangible book value per share*	$ 5.26	$ 5.21	$ 5.25	$ 5.35	$ 5.44
Tangible common equity to tangible assets*	11.73%	10.37%	10.09%	10.13%	10.15%
Period end dilutive shares	*43,930,017*	*43,914,300*	*43,919,348*	*43,938,701*	*43,995,016*

Note: Effective March 31, 2015, the company's FDIC commercial loss share agreement related to Bank of Hiawassee expired. On April 1, 2015, the remaining balance of $19.6 million in loans and $817,000 in OREO were transferred from "covered" to "non-covered" and the company will no longer benefit from FDIC loss sharing on future losses, if any, associated with these assets.

- Total assets increased $38.6 million (2%) in 2015Q1 to $2.40 billion due primarily to organic loan growth
  - Total loans, excluding LHFS, increased $34.2 million (2%, or 9% annualized) to $1.61 billion (see pages 12 & 13)
  - Cash and equivalents increased $11.7 million (23%) to $63.1 million
- Total liabilities increased $34.6 million (2%) in 2015Q1 to $2.12 billion, driven by an increase in total deposits (see page 14)
- Total capital increased $4.0 million (1%) in 2015Q1 to $279.1 million, driven by retained earnings
  - Tangible common equity to tangible assets* increased to 10.15%
  - Tangible book value per share* increased to $5.44 due to retained earnings
  - Declared $0.03 per share dividend on common shares (April 2015)
- Repurchased 3,800 shares during the quarter under previously announced 2.2 million repurchase program

*(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Marketable Securities Portfolio

Marketable Securities ($)


$500,000
$400,000
$300,000
$200,000
$100,000
$-
$391,518
$468,834
$484,725
$491,424
$491,864
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1

Securities Mix by Type (%)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2014Q1: 1.6% 3.3% 19.5% 16.0% 27.3% 32.7%
2014Q2: 2.1% 2.7% 17.7% 13.6% 31.8% 32.5%
2014Q3: 1.2% 2.7% 12.0% 13.1% 32.4% 39.1%
2014Q4: 1.2% 2.6% 13.7% 12.8% 31.1% 38.9%
2015Q1: 0.8% 2.6% 14.6% 11.8% 33.2% 37.4%
Agency pass-through
Agency CMO
CMBS
ABS
Municipal
Other

Securities Mix by Accounting Designation (%)


100%
50%
0%
2014Q1: 13.1% 86.9%
2014Q2: 25.4% 74.6%
2014Q3: 24.2% 75.8%
2014Q4: 23.6% 76.4%
2015Q1: 22.1% 77.9%
% AFS securities
% HTM securities

- Marketable securities increased a modest $440,000 (0%) to $491.9 million in 2015Q1
  - Agency pass-through decreased from 38.9% to 37.4% of total as a result of normal prepayments
  - Agency CMOs increased from 31.1% to 33.2% of total as a result of reinvestment activity
  - CMBS decreased from 12.8% to 11.8% of total as a result of normal prepayments
  - ABS increased from 13.7% to 14.6% of total as a result of new CLO purchases
  - Municipal remained fairly flat at 2.6% of total
- HTM decreased slightly from 23.6% to 22.1% of total securities as a result of normal prepayments
- Asset-backed securities included one CLO totaling $5.0 million in FMV at 2015Q1 that does not currently comply with the Volcker Rule
  - Potential OTTI for ineligible bonds $49,000 (if not compliant prior to July 2017 deadline)

(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands)
AFS securities reported at fair market value. HTM securities reported at amortized cost.

Loan Portfolio (excluding LHFS)

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Loans by Accounting Designation($)


$1,650,000
$1,450,000
$1,250,000
$1,050,000
$850,000
$650,000
$450,000
$250,000
$50,000
$(150,000)
$1,302,826
$1,474,898
$1,553,392
$1,580,693
$1,614,852
$149,502
$375,675
$777,649
$164,196
$409,812
$900,890
$149,652
$388,243
$1,015,497
$133,241
$364,789
$1,082,663
$119,943
$341,078
$1,153,831
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
Non-acquired loans
Acquired performing loans
Acquired PCI loans

Loan Mix by Type (%)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
5.0%
11.0%
13.2%
9.4%
31.5%
29.9%
5.6%
10.4%
13.2%
9.2%
31.2%
30.5%
5.7%
10.0%
12.8%
9.1%
29.9%
32.5%
5.3%
9.8%
13.0%
9.9%
29.8%
32.2%
5.6%
9.6%
13.0%
10.1%
29.2%
32.5%
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
C&I and Owner-Occupied
CRE - Investor
AC&D
Resi Mortgage
HELOC
Other

- Total loans, excluding LHFS, increased $34.2 million (2%, or 9% annualized) in 2015Q1 to $1.61 billion
  - Driven by continued strength in new origination activity, primarily in our Metro Markets

- In terms of loans by accounting designation in 2015Q1
  - Non-acquired loans increased $71.2 million (7%, or 27% annualized) to $1.15 billion, driven by new origination activity and continued transfers (renewed or restructured) from acquired performing loans
  - Acquired performing loans decreased $23.7 million (6%, or 26% annualized) to $341.1 million, driven by normal runoff and transfers to non-acquired loans
  - Acquired purchase credit impaired (PCI) loans decreased $13.3 million (10%, or 40% annualized) to $119.9 million, driven by normal runoff and remediation activity

- In terms of loan mix by type in 2015Q1
  - C&I and Owner-Occupied increased from 32.2% to 32.5% of total loans
  - CRE-Investor decreased to 29.2% from 29.8% of total loans
  - AC&D increased from 9.9% to 10.1% of total loans, driven by commercial construction
  - Residential mortgage remained at 13.0% of total loans
  - HELOC decreased from 9.8% to 9.6% of total loans
  - Other loans increased from 5.3% to 5.6% of total loans

(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands)
Loan mix excludes deferred costs (fees).

Loan Production (excluding LHFS)

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Loans by Market Segment

	2014Q1	2014Q2	2014Q3	2014Q4	2015Q1
Metro markets	$ 603,628	$ 707,183	$ 784,099	$ 822,756	$ 850,408
Community markets	400,121	418,735	411,861	405,991	396,124
Central business units	299,077	348,980	357,432	351,946	368,320
Total loans (excluding LHFS)	$1,302,826	$1,474,898	$1,553,392	$1,580,693	$1,614,852


Quarterly Commercial Loan Production ($ in thousands)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
+ $21.3 MM (27%)
$63,306
$82,967
$100,122
$67,167
$79,355
$124,934
$136,054
$104,954
$100,641
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1


Quarterly Retail Loan Production ($ in thousands)
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
+ $1.3 MM (12%)
$3,024
$4,097
$4,717
$5,260
$10,500
$16,458
$12,207
$8,817
$11,770
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1

- Total loans, excluding LHFS, increased $34.2 million (2%, or 9% annualized) in 2015Q1 to $1.61 billion
  - Metro markets reported a $27.7 million (14% annualized) increase to $850.4 million
  - Community markets reported a $9.9 million (10% annualized) decrease to $396.1 million
  - Central business units reported a $16.4 million (19% annualized) increase to $368.3 million
    - Driven by Builder Finance and Mortgage
- Loan production continued to improve relative to the prior year period in both commercial and retail/small business activities
  - Commercial loan production increased $21.3 million (27%) to $100.6 million in 2015Q1, compared to $79.4 million in 2014Q1
  - Retail loan production increased $1.3 million (12%) to $11.8 million in 2015Q1, compared to $10.5 million in 2014Q1

(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands) Commercial loan production includes all commercial loan funding and committed draw requests from Builder Finance.

Funding Profile

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Funding Profile

	2014Q1	2014Q2	2014Q3	2014Q4	2015Q1
Deposit Mix					
Noninterest bearing DDA	$ 265,929	$ 331,866	$ 322,097	$ 321,019	$ 341,488
MMDA, NOW and savings accounts	772,263	878,389	920,310	924,754	949,798
Time deposits < $250,000	385,027	461,208	429,689	412,887	406,759
Core deposits	1,423,219	1,671,463	1,672,096	1,658,660	1,698,045
Time deposits > $250,000	51,047	48,088	52,921	50,923	51,364
Brokered IND[1]	62,901	63,681	64,138	64,200	58,945
Brokered time deposits	100,294	79,475	75,453	77,571	75,783
Total deposits	$1,637,461	$1,862,707	$1,864,608	$1,851,354	$1,884,137
Borrowings and Shareholders' Equity					
Short-term borrowings	$ 2,287	$ 8,575	$ -	$ -	$ 125,000
FHLB advances	55,000	55,000	140,000	180,000	55,000
Subordinated debt	22,171	23,244	23,413	23,583	23,752
Total borrowings	$ 79,458	$ 86,819	$ 163,413	$ 203,583	$ 203,752
Shareholders' equity	$ 265,966	$ 269,547	$ 271,171	$ 275,105	$ 279,118
Memo Items					
Noninterest bearing DDA to total deposits	16.2%	17.8%	17.3%	17.3%	18.1%
Core deposits to total deposits	86.9%	89.7%	89.7%	89.6%	90.1%
Brokered deposits[2] to total deposits	10.0%	7.7%	7.5%	7.7%	7.2%
Wholesale funding[3] ratio	14.13%	11.80%	14.94%	16.81%	16.21%
Tangible common equity to tangible assets*	11.73%	10.37%	10.09%	10.13%	10.15%

1 - Brokered IND is an MMDA/ DDA sweep program offered through Promontory Interfinancial to broker-dealers.
2 - Brokered deposits include brokered IND and brokered time deposits.
3 - Wholesale funding ratio calculated as brokered deposits plus total borrowings to total deposits plus total borrowings.

- Total deposits increased $32.8 million (2%) to $1.88 billion at 2015Q1
  - Noninterest bearing increased $20.5 million (6%)
  - MMDA, NOW and savings increased $25.0 million (3%)
  - Total time deposits decreased $7.5 million (1%)
  - Core deposits increased to 90.1% of total deposits
  - Brokered deposits decreased to 7.2% of total deposits
- Other funding activity in 2015Q1 included
  - Total borrowings increased $169,000 (0%) to $203.8 million
    - Wholesale funding ratio decreased to 16.21% from 16.81%
- Total shareholders' equity increased $4.0 million (1%) to $279.1 million
  - Driven by retained earnings and lower unrealized losses in marketable securities

(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer Group Comparisons – Capital and Liquidity

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Tier 1 Leverage Ratio (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
11.73
10.60
10.09
10.17
10.18
11.23 10.28 8.60
11.14 10.28 8.77
11.01 10.04 8.83
11.08 9.94 9.33
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
75th %
50th %
25th %
PSTB

Reliance on Wholesale Funding (%)


18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
14.13
11.80
14.94
16.81
16.21
15.76 9.52 6.49
15.25 10.44 7.92
14.42 9.71 7.14
15.58 12.10 8.22
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
75th %
50th %
25th %
PSTB

Tangible Common Equity* / Tangible Assets* (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
11.73
10.37
10.09
10.13
10.15
9.47 8.47 7.52
9.77 8.85 7.66
9.61 8.63 7.95
9.87 8.94 8.21
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
75th %
50th %
25th %
PSTB

On-Hand Liquidity#/Liabilities (%)


25.00
20.00
15.00
10.00
5.00
-
20.77
18.44
18.70
17.99
17.58
20.99 14.45 8.87
18.00 14.65 7.49
18.05 12.21 7.56
17.10 12.23 7.60
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
75th %
50th %
25th %
PSTB

*Source: SNL and company data # On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Asset Quality

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Asset Quality Trends

	2014Q1	2014Q2	2014Q3	2014Q4	2015Q1
Asset Quality Measures					
Nonaccrual loans	$ 5,092	$ 5,205	$ 5,894	$ 5,585	$ 6,397
Troubled debt restructurings	3,562	3,550	4,315	3,289	3,273
Loans 90+-days past due, and still accruing	493	775	2,485	30	10
Nonperforming loans	9,147	9,530	12,694	8,904	9,680
OREO (covered and non-covered)	15,526	16,008	13,273	11,990	10,283
Nonperforming assets	$ 24,673	$ 25,538	$ 25,967	$ 20,894	$ 19,963
Nonperforming loans to total loans (%)	0.70%	0.65%	0.82%	0.56%	0.60%
Nonperforming assets to total assets (%)	1.23%	1.14%	1.12%	0.89%	0.83%
Net charge-offs (recoveries)	$ (549)	$ (460)	$ (764)	$ 776	$ (148)
Annualized net charge-offs to average loans (%)	-0.17%	-0.13%	-0.20%	0.20%	-0.04%
OREO Analysis					
Beginning OREO	$ 14,492	$ 15,526	$ 16,008	$ 13,273	$ 11,990
Additions	3,547	1,734	1,371	2,153	2,011
Acquired OREO	-	2,965	-	-	-
Write-downs	(146)	(210)	(369)	(558)	(104)
Sales	(2,367)	(4,007)	(3,737)	(2,878)	(3,614)
Ending OREO	$ 15,526	$ 16,008	$ 13,273	$ 11,990	$ 10,283
Memo: Covered OREO	$ 6,652	$ 5,234	$ 4,703	$ 3,011	$ 1,713
Memo: Covered OREO to Total OREO (%)	42.8%	32.7%	35.4%	25.1%	16.7%

Note: Effective March 31, 2015, the company's FDIC commercial loss share agreement related to Bank of Hiawassee expired. On April 1, 2015, the remaining balance of $19.6 million in loans and $817,000 in OREO were transferred from "covered" to "non-covered" and the company will no longer benefit from FDIC loss sharing on future losses, if any, associated with these assets.

- Asset quality ratios remain at attractive levels
  - Nonperforming loans increased $776,000 (9%) in 2015Q1 to $9.7 million, representing a 4 basis point increase to 0.60% of total loans
  - Nonperforming assets decreased $931,000 (4%) in 2015Q1 to $20.0 million, representing a 6 basis point decrease to 0.83% of total assets
    - Includes $1.7 million of covered OREO, which represents 17% of total OREO
  - Reported net recoveries of $148,000, or 0.04% of average loans (annualized) in 2015Q1

(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands)

Allowance for Loan Losses and FMV Adjustments

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Allowance for Loan Losses and FMV Adjustments

	2014Q1	2014Q2	2014Q3	2014Q4	2015Q1
Allowance for Loan Losses					
Quantitative ("FAS 5")	$ 6,540	$ 6,197	$ 4,539	$ 2,993	$ 2,602
Qualitative ("FAS 5")	1,300	2,022	3,582	4,584	5,274
Specific ("FAS 114")	713	959	1,337	685	714
PCI loan impairments ("SOP 03-3")	523	-	-	-	-
Ending Balance	$ 9,076	$ 9,178	$ 9,458	$ 8,262	$ 8,590
Acquired Loan Fair Market Value (FMV) Adjustments					
Performing acquired loans	$ 377,593	$ 413,532	$ 391,567	$ 365,867	$ 341,937
Less: remaining FMV adjustments	(3,978)	(3,500)	(3,062)	(2,887)	(2,617)
Performing acquired loans, net	373,615	410,032	388,505	362,980	339,320
FMV adjustments %	*-1.05%*	*-0.85%*	*-0.78%*	*-0.79%*	*-0.77%*
PCI loans	106,983	134,840	124,633	116,191	104,977
Less: remaining FMV adjustments	(19,638)	(25,689)	(24,268)	(22,810)	(20,685)
PCI loans, net	87,345	109,151	100,365	93,381	84,292
FMV adjustments %	*-18.36%*	*-19.05%*	*-19.47%*	*-19.63%*	*-19.70%*
Covered (performing and PCI)	75,265	65,351	59,441	51,391	46,316
Less: remaining FMV adjustments	(11,048)	(10,526)	(10,416)	(9,722)	(8,907)
Covered, net	64,217	54,825	49,025	41,669	37,409
FMV adjustments %	*-14.68%*	*-16.11%*	*-17.52%*	*-18.92%*	*-19.23%*
Total acquired loans, net	$ 525,177	$ 574,008	$ 537,895	$ 498,030	$ 461,021
Memo Items					
Total loans, excluding LHFS	$1,302,826	$1,474,898	$1,553,392	$1,580,693	$1,614,852
ALLL to total loans (%)	0.70%	0.62%	0.61%	0.52%	0.53%
Aggregate FMV adjustment	$ 34,664	$ 39,715	$ 37,746	$ 35,419	$ 32,209
Adjusted allowance*	$ 43,740	$ 48,893	$ 47,204	$ 43,681	$ 40,799
Adjusted allowance to total loans* (%)	3.36%	3.32%	3.04%	2.76%	2.53%
Accretion to interest income	$ 3,692	$ 4,268	$ 4,096	$ 3,735	$ 3,351
Reclass to (from) non-accretable difference	(4,504)	(1,829)	(1,933)	(1,619)	(1,155)
Increase from Provident Community	-	5,615	-	-	-
Period end accretable yield	41,084	44,095	42,480	40,540	38,465

- Allowance for loan losses increased $328,000 (4%) in 2015Q1 to $8.6 million
  - Quantitative component decreased $391,000 (13%) to $2.6 million, reflecting lower 15 quarter loss history
  - Qualitative component increased $690,000 (15%), reflecting management judgment of inherent loss not represented by 15 quarter loss history
  - Allowance for loan losses to total loans increased 1 basis point to 0.53%
  - 29% of total loans remain subject to acquisition accounting FMV adjustments
- Remaining acquisition accounting FMV adjustments for acquired loans decreased $3.2 million (9%) in 2015Q1 to $32.2 million
  - FMV adjustments to acquired loans decreased 13 basis points to 6.99%
  - Combined allowance and FMV adjustments to total loans decreased 23 basis points to 2.53%*
- Period end accretable yield decreased $2.1 million (5%) in 2015Q1 to $38.5 million

(Unaudited; 2014Q4 derived from audited financial statements; $ in thousands) *Non-GAAP measure, provided as supplemental information for comparing combined allowance and FMV adjustments to combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix. Covered loans exclude acquired performing reclassified as non-acquired.

Peer Group Comparisons – Asset Quality

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NPLs to Total Loans (%)


4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
0.70
0.65
0.82
0.56
0.60
3.77 2.17 1.19
3.42 1.79 1.14
3.11 1.57 0.75
2.82 1.67 0.79
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
75th %
50th %
25th %
PSTB

NPAs to Total Assets (%)


4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
1.23
1.14
1.12
0.89
0.83
3.68 2.00 1.35
3.24 1.82 1.27
3.04 1.61 1.10
2.50 1.60 0.96
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
75th %
50th %
25th %
PSTB

Allowance for Loan Losses to Total Loans (%)


4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
3.36
3.32
3.04
2.76
2.53
0.70
0.62
0.61
0.52
0.53
1.96 1.61 1.19
1.65 1.36 1.12
1.57 1.30 1.05
1.50 1.22 0.97
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
75th %
50th %
25th %
PSTB - Adjusted*
PSTB

Annualized NCOs to Average Loans (%)


0.50
0.40
0.30
0.20
0.10
-
(0.10)
(0.20)
(0.30)
0.37 0.14 0.02
0.38 0.23 0.11
0.24 0.18 0.07
0.28 0.13 0.03
(0.17)
(0.13)
(0.20)
0.20
(0.04)
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
75th %
50th %
25th %
PSTB

Source: SNL and company data *Non-GAAP measure; adjusted allowance is provided as supplemental information for comparing the combined allowance and FMV adjustments to the combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix.

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Conclusions

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Strong Financial Performance and Advancement of Growth Initiatives [(1)]

- Reported strong operating results
  - Net income increased $327,000 (9%) to $3.8 million, or $0.09 per share
  - Organic loan growth (excluding LHFS) of $34.2 million, or 9% annualized growth rate
  - Core deposit growth of $39.4 million, or 10% annualized growth rate
  - Record income from capital markets activities of $398,000
  - Record discretionary assets under management of $406.5 million
  - Strong mortgage originations of $57.4 million
  - Nonperforming assets to total assets decreased 6 basis points to 0.83%
  - Reported net recoveries of $148,000, or 0.04% of average loans (annualized)
  - Tangible common equity to tangible assets* increased 2 basis point to 10.15%
  - Tangible book value per share* increased $0.09 to $5.44
  - Declared cash dividend on common shares of $0.03 per share (April 2015)

- Focused on enhanced operating efficiency
  - Rolled out new foreign exchange capability
  - Identified improved pricing opportunities for select service charges
  - Received regulatory approval for second *de novo* branch in Greater Richmond
  - Announced closure of branches in Prosperity, SC and Anderson, SC
  - Rationalized staffing levels for investment in higher return opportunities
  - Engaged consulting firm to complete comprehensive performance benchmarking study

- Focused on driving long-term shareholder value
  - Leverage recent investments in organic growth opportunities
  - Leverage capital by growing earning assets
  - Return capital through regular cash dividends and periodic stock repurchases
  - Remain active in disciplined M&A discussions

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Financial comparisons to December 31, 2014 and the three months then ended.

Reconciliation of Non-GAAP Measures

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PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results)

	March 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)	September 30, 2014 (Unaudited)	June 30, 2014 (Unaudited)	March 31, 2014 (Unaudited)
Adjusted net income (three months)					
Pretax income (as reported)	$ 5,608	$ 5,020	$ 3,706	$ 5,186	$ 5,035
Plus: merger-related expenses	122	712	2,229	594	81
(gain) loss on sale of securities	-	-	63	33	(276)
Adjusted pretax income	5,730	5,732	5,998	5,813	4,840
Tax expense	1,867	1,786	2,030	1,972	1,414
Adjusted net income	$ 3,863	$ 3,946	$ 3,968	$ 3,841	$ 3,426
Divided by: weighted average diluted shares	44,326,833	44,323,628	44,233,532	44,213,802	44,264,178
Adjusted net income per share	$ 0.09	$ 0.09	$ 0.09	$ 0.09	$ 0.08
Estimated tax rate for adjustment	*34.23%*	*31.15%*	*33.85%*	*33.93%*	*29.21%*
Adjusted net interest margin					
Net interest income (as reported)	$ 20,426	$ 20,556	$ 20,732	$ 19,079	$ 17,275
Less: accelerated mark accretion	(79)	(134)	(173)	(86)	(18)
Less: income from early redemption of investment securities	(267)	-	-	-	-
Adjusted net interest income	20,080	20,422	20,559	18,993	17,257
Divided by: average earning assets	2,155,995	2,107,073	2,066,906	1,938,459	1,764,187
Multiplied by: annualization factor	4.06	3.97	3.97	4.01	4.06
Adjusted net interest margin	3.78%	3.85%	3.95%	3.93%	3.97%
Net interest margin	3.84%	3.87%	3.98%	3.95%	3.97%
Adjusted noninterest income					
Noninterest income (as reported)	$ 4,501	$ 3,351	$ 3,138	$ 3,978	$ 3,486
Less: (gain) loss on sale of securities	-	-	63	33	(276)
Adjusted noninterest income	$ 4,501	$ 3,351	$ 3,201	$ 4,011	$ 3,210
Adjusted noninterest expense					
Noninterest expense (as reported)	$ 19,139	$ 19,307	$ 20,648	$ 18,236	$ 15,743
Less: merger-related expenses	(122)	(712)	(2,229)	(594)	(81)
Adjusted noninterest expense	$ 19,017	$ 18,595	$ 18,419	$ 17,642	$ 15,662

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted net income, adjusted net interest margin, adjusted noninterest income, adjusted noninterest expenses, adjusted allowance for loan losses, and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this presentation, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans); and (iii) adjusted net income, adjusted noninterest income and adjusted noninterest expenses (which exclude merger-related expenses and gain on or loss sale of securities, as applicable), adjusted net interest margin (which excludes accelerated accretion of net acquisition accounting fair market value adjustments and income from early redemption of investment securities), and adjusted return on average assets and adjusted return on average equity (which exclude merger-related expenses and gain or loss on sale of securities) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Measures

PARKSTERLING
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PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results)

	March 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)	September 30, 2014 (Unaudited)	June 30, 2014 (Unaudited)	March 31, 2014 (Unaudited)
Adjusted return on average assets					
Adjusted net income available to common shareholders	$ 3,863	$ 3,946	$ 3,968	$ 3,841	$ 3,426
Divided by: average assets	2,383,506	2,342,657	2,304,501	2,168,914	1,976,654
Multiplied by: annualization factor	4.06	3.97	3.97	4.01	4.06
Adjusted return on average assets	0.66%	0.67%	0.68%	0.71%	0.70%
Return on average assets	0.64%	0.59%	0.42%	0.63%	0.73%
Adjusted return on average equity					
Adjusted net income available to common shareholders	$ 3,863	$ 3,946	$ 3,968	$ 3,841	$ 3,426
Divided by: average common equity	278,187	273,669	271,853	266,304	265,544
Multiplied by: annualization factor	4.06	3.97	3.97	4.01	4.06
Adjusted return on average equity	5.63%	5.72%	5.79%	5.79%	5.23%
Return on average equity	5.52%	5.01%	3.58%	5.16%	5.43%
Tangible common equity to tangible assets					
Total assets	$ 2,397,864	$ 2,359,230	$ 2,326,297	$ 2,245,554	$ 2,005,244
Less: intangible assets	(39,852)	(40,200)	(40,547)	(40,894)	(34,792)
Tangible assets	$ 2,358,012	$ 2,319,030	$ 2,285,750	$ 2,204,660	$ 1,970,452
Total common equity	$ 279,118	$ 275,105	$ 271,171	$ 269,547	$ 265,966
Less: intangible assets	(39,852)	(40,200)	(40,547)	(40,894)	(34,792)
Tangible common equity	$ 239,266	$ 234,905	$ 230,624	$ 228,653	$ 231,174
Tangible common equity	$ 239,266	$ 234,905	$ 230,624	$ 228,653	$ 231,174
Divided by: tangible assets	$ 2,358,012	$ 2,319,030	$ 2,285,750	$ 2,204,660	$ 1,970,452
Tangible common equity to tangible assets	10.15%	10.13%	10.09%	10.37%	11.73%
Common equity to assets	11.64%	11.66%	11.66%	12.00%	13.26%
Tangible book value per share					
Issued and outstanding shares	44,877,194	44,859,798	44,850,813	44,833,516	44,726,416
Less: nondilutive restricted stock awards	(882,178)	(921,097)	(931,465)	(919,216)	(796,399)
Period end dilutive shares	43,995,016	43,938,701	43,919,348	43,914,300	43,930,017
Tangible common equity	$ 239,266	$ 234,905	$ 230,624	$ 228,653	$ 231,174
Divided by: period end dilutive shares	43,995,016	43,938,701	43,919,348	43,914,300	43,930,017
Tangible common book value per share	$ 5.44	$ 5.35	$ 5.25	$ 5.21	$ 5.26
Common book value per share	$ 6.34	$ 6.26	$ 6.17	$ 6.14	$ 6.05
Adjusted allowance for loan losses					
Allowance for loan losses	$ 8,590	$ 8,262	$ 9,458	$ 9,178	$ 9,076
Plus: acquisition accounting FMV adjustments to acquired loans	32,209	35,419	37,746	39,715	34,664
Adjusted allowance for loan losses	$ 40,799	$ 43,681	$ 47,204	$ 48,893	$ 43,740
Divided by: total loans (excluding LHFS)	$ 1,614,852	$ 1,580,693	$ 1,553,392	$ 1,474,898	$ 1,302,826
Adjusted allowance for loan losses to total loans	2.53%	2.76%	3.04%	3.32%	3.36%
Allowance for loan losses to total loans	0.53%	0.52%	0.61%	0.62%	0.70%

Note

As contemplated during the Bank's 2010 public offering, the Company awarded certain performance-based restricted shares to officers and directors following the holding company reorganization. These shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in earnings per share or tangible book value per share calculations until they vest (and thereby have economic rights). There were 554,400 shares outstanding at each of March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014.

Peer Group

PARKSTERLING
Answers You Can Bank On.℠

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded financial institution
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)
  - Consistent with peer group recommendations from external compensation consultant

	Insitution	Ticker	Exchange	State	City	Total Assets ($ in thousands)	Market Capitalization ($ in millions)	Dividend Yield (% annualized)	Price / Tangible Book Value (%)	Price / LTM EPS (%)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	$ 1,346,492	$ 193.6	4.15	131.6	13.7
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	4,043,313	829.6	0.78	234.4	17.6
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	4,072,507	604.0	1.08	197.4	18.4
4	Community Bankers Trust Corporation	ESXB	NASDAQ	VA	Richmond	1,155,734	97.6	-	94.8	13.6
5	CommunityOne Bancorp	COB	NASDAQ	NC	Charlotte	2,215,514	249.8	-	97.2	1.5
6	Fidelity Southern Corporation	LION	NASDAQ	GA	Atlanta	3,085,953	368.8	2.32	141.1	11.6
7	First Bancorp	FBNC	NASDAQ	NC	Southern Pines	3,219,549	333.3	1.89	133.8	14.2
8	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,607,934	322.8	3.00	139.2	13.2
9	Hampton Roads Bankshares, Inc.	HMPR	NASDAQ	VA	Virginia Beach	1,988,606	310.4	-	158.3	36.4
10	HomeTrust Bancshares, Inc.	HTBI	NASDAQ	NC	Asheville	2,640,387	322.5	-	90.9	35.9
11	NewBridge Bancorp	NBBC	NASDAQ	NC	Greensboro	2,520,232	327.1	0.72	152.5	22.1
12	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**2,368,321**	**314.1**	**1.71**	**133.7**	**24.1**
13	State Bank Financial Corporation	STBZ	NASDAQ	GA	Atlanta	2,882,210	749.8	0.95	150.4	22.8
14	South State Corporation	SSB	NASDAQ	SC	Columbia	7,833,349	1,667.3	1.33	269.7	22.4
15	TowneBank	TOWN	NASDAQ	VA	Portsmouth	4,982,485	840.5	2.69	147.6	13.9
16	Union First Market Bankshares Corporation	UBSH	NASDAQ	VA	Richmond	7,363,853	959.5	3.20	144.5	16.0
17	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	7,568,751	1,115.5	1.08	151.4	16.1
18	Yadkin Financial Corporation	YDKN	NYSE	NC	Raleigh	4,266,310	629.7	-	174.1	22.6
										-
	MEDIAN					**$ 2,984,082**	**$ 351.1**	**1.08**	**146.1**	**16.9**

Source: SNL Financial; financial data as of December 31, 2014; market data as of April 21, 2015